                                                                 EXHIBIT 10.2(g)

                       FIRST AMENDMENT TO LOAN AGREEMENT
                       ---------------------------------


     THIS FIRST AMENDMENT TO LOAN AGREEMENT is made as of the 17th day of May, 1996, by and among BAY TREE NURSING CENTER CORP., a Massachusetts corporation, BELMONT NURSING CENTER CORP., a Massachusetts corporation, COUNTRYSIDE CARE CENTER CORP., a Massachusetts corporation, OAKHURST MANOR NURSING CENTER CORP., a Massachusetts corporation, ORCHARD RIDGE NURSING CENTER CORP., a Massachusetts corporation, SUNSET POINT NURSING CENTER CORP., a Massachusetts corporation and WEST BAY NURSING CENTER CORP., a Massachusetts corporation, each having its principal place of business at Harbor Plaza, 470 Atlantic Avenue, Boston, Massachusetts 02210 (hereinafter collectively referred to as the "Borrowers"); HARBORSIDE HEALTHCARE LIMITED PARTNERSHIP, a Massachusetts limited partnership having its principal place of business at Harbor Plaza, 470 Atlantic Avenue, Boston, Massachusetts 02210 (the "Guarantor"); and MEDITRUST MORTGAGE INVESTMENTS, INC., a Delaware corporation, having its principal place of business at 197 First Avenue, Needham Heights, Massachusetts 02194 (hereinafter referred to as the "Lender").


                              W I T N E S S E T H
                              -------------------

     WHEREAS, on October 13, 1994, the Lender made a loan to the Borrowers in the original principal amount of FORTY-TWO MILLION THREE HUNDRED THOUSAND DOLLARS ($42,300,000) (hereinafter referred to as the "Loan"), evidenced by a Consolidated and Renewal Promissory Note, dated as of October 13, 1994, made by the Borrowers to the order of the Lender (hereinafter referred to as the "Note");

     WHEREAS, the Note is referred to in that certain Loan Agreement, dated as of October 13, 1994, by and between the Borrowers, the Guarantor and the Lender (hereinafter referred to as the "Loan Agreement") and is in all respect subject to the provisions thereof;

     WHEREAS, all capitalized terms used herein and not specifically defined shall have the meaning ascribed to them in the Loan Agreement;

     WHEREAS, payment of the indebtedness evidenced by the Note is secured, in part, by those seven (7) separate Renewal, Consolidation, Mortgage, Spreader, Assignment and Security Agreements (hereinafter collectively referred to as the "Mortgages"), each dated as of October 13, 1994, executed by the Borrowers in favor of the Lender, encumbering certain real property more particularly described in the Loan Agreement; and all of the improvements now or hereafter located thereon (hereinafter collectively referred to as the "Mortgaged Property");

     WHEREAS, the payment of the indebtedness evidenced by the Note and the performance of all other obligations set forth under the Loan Documents (other than the Lender's obligations) are unconditionally guaranteed by the Guarantor pursuant to that certain

Guaranty, dated as of October 13, 1994, from the Guarantor to the Lender (hereinafter referred to as the "Guaranty"); and

     WHEREAS, the Borrowers have requested certain modifications to the Loan Agreement to facilitate the initial public offering by Harborside Healthcare Corporation, a Delaware corporation (the "Harborside IPO") and to facilitate the Borrowers' obtaining a working capital line of credit, and the Lender is willing to permit such modifications on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration paid, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Sections 3.6.01 through 3.6.03 of the Loan Agreement are hereby deleted in their entirety and are restated to hereafter read as follows:

     3.6.01.  VOLUNTARY PREPAYMENT.

     Except as otherwise provided in Section 3.6.04, the Borrowers shall not have any right to voluntarily prepay the Loan prior to the Fifth Anniversary Date. From and after the Fifth Anniversary Date, provided that no Loan Default has occurred and is then continuing, nor is there any event then existing which with the giving of notice or the passage of time or both would constitute a Loan Default, the Borrowers shall have the right to prepay the entire outstanding principal balance provided that the Borrowers furnish the Lender with at least ninety (90) days' prior written notice of their intent to prepay (the "Prepayment Notice"), and provided further, that the Borrowers pay to the Lender (upon the specific date for prepayment identified in the Borrowers' Notice), together with the entire outstanding principal balance, all accrued and unpaid interest (including, without limitation, Additional Interest) and any other costs, charges and sums due under this Agreement and all of the other Loan Documents, a "Prepayment Fee" in accordance with the following schedule:


                                           Prepayment Fee as a
                                        Percentage of the Total
                                         Outstanding Principal
        Date of Prepayment                 Balance of the Loan
        ------------------              -------------------------

        During the sixth Loan Year                 1.5%

        During the seventh Loan Year               1.0%

        During the eighth Loan Year                 .5%

        During the ninth Loan Year                 0

        During the tenth Loan Year                 0

    The Prepayment Fee shall be paid without prejudice to the rights of the Lender to collect any amounts due to the Lender. Once given, the Prepayment Notice may only be revoked upon the payment of a fee (the "Prepayment Revocation Fee") equal to one-half of one percent (.5%) of the then outstanding principal balance of the Loan. The failure to make prepayment of the Loan in accordance with the Prepayment Notice (unless such Prepayment Notice is revoked in accordance with the immediately preceding sentence) shall be an Event of Default hereunder.

    3.6.02 INVOLUNTARY PREPAYMENT.

    In the event that the Loan is prepaid (or shall become due and payable) at any time prior to the Maturity Date and such prepayment is an involuntary prepayment which results from any monetary default under any of the Loan Documents and an acceleration of the indebtedness due thereunder, a prepayment fee (referred to herein as the "Monetary Default Prepayment Fee") shall be deemed payable to the Lender, together with the entire outstanding principal balance, all accrued and unpaid interest (including, without limitation, Additional Interest) and any other costs, charges and sums due under this Agreement and all of the other Loan Documents. The Monetary Default Prepayment Fee shall be equal to (and defined herein as) the greater of: (a) the then present value discounted at the Current Rate of the difference between (i) the product of the Interest Rate, multiplied by the then outstanding principal balance of the Loan, multiplied by the remaining number of years (or fraction thereof) of the Term and (ii) the product of the annual rate of interest (as of the date of prepayment) of actively traded marketable United States treasury securities bearing a fixed rate of interest adjusted for a constant maturity equal to the remaining number of years (rounded to the nearest whole year) of the Term (the "Current Rate"), multiplied by the then outstanding principal balance of the Loan, multiplied by the remaining number of years (or fraction thereof) of the Term; or (b) one percent (1%) of the then outstanding principal balance of the Loan multiplied by the remaining number of years (or fraction thereof) of the Term. The Monetary Default Prepayment Fee shall be paid without prejudice to the rights of the Lender to collect any amounts due to the Lender.

    In the event that the Loan is prepaid (or shall become due and payable) at any time and such prepayment is an involuntary prepayment which results from any non-monetary default under any of the Loan Documents and an acceleration of the indebtedness due thereunder, a prepayment fee (referred to herein as the "Non-Monetary Default Prepayment Fee") shall be deemed payable to the Lender, together with the entire outstanding principal balance, all accrued and unpaid interest (including, without limitation, Additional Interest) and any other costs, charges and sums due under this Agreement and all of the other Loan Documents. If such a prepayment occurs (i) prior to the Fifth Anniversary Date, the Non-Monetary Default Prepayment Fee shall be equal to five percent (5%) of the then outstanding principal balance of the Loan or (ii) from and after the Fifth Anniversary Date, the Non-Monetary Default Prepayment Fee shall be equal to the Prepayment Fee which would otherwise be due in accordance with Section
3.6.01 if such prepayment were a voluntary prepayment. The Non-Monetary Default Prepayment Fee shall be paid without prejudice to the rights of the Lender to collect any amounts due to the Lender.

    3.6.03 PARTIAL PREPAYMENT AND PARTIAL RELEASE.

    Except as otherwise provided in Section 3.6.04, the Borrowers shall be entitled to make partial prepayments of the Loan at any time from and after the Fifth Anniversary Date provided that (a) the Borrowers furnish the Lender with at least thirty (30) days' prior written notice (the "Partial Release Notice") of its intent to partially prepay the Loan in connection with the sale of one or more of the Facilities, free and clear of all liens securing the Loan, (b) upon the specific date identified in the Partial Release Notice, the Borrowers pay to the Lender (i) the amount of the partial prepayment (the "Partial Prepayment"), which shall be calculated in accordance with the immediately following paragraph and (ii) a fee (the "Partial Release Fee") in accordance with the following schedule:

                                        Partial Release Fee
                                         as a Percentage of
           Date of Partial Release       Partial Prepayment
           -----------------------      --------------------

        During the sixth Loan Year               1.5%

        During the seventh Loan Year             1.0%

        During the eighth Loan Year               .5%

        During the ninth Loan Year               0

        During the tenth Loan Year               0


(c) neither a Loan Default nor an event which with notice or the passage of time or both would constitute a Loan Default shall have occurred and is then continuing and (d) the Partial Prepayment is less than or equal to FIFTEEN MILLION DOLLARS ($15,000,000). The amount of the then remaining balance of the Loan after taking into account the Partial Prepayment shall be referred to as the "Reduced Loan Amount".

    The sale and release of one or more of the Facilities shall be conditioned upon and the amount of the Partial Prepayment shall be calculated so that (x) the remaining Facilities provide a Debt Coverage Ratio based on the Reduced Loan Amount for the preceding twelve months which is greater than or equal to the Debt Coverage Ratio under the Loan, without considering the proposed Partial Prepayment, for the preceding twelve (12) months, and (y) the loan to value ratio is no greater than ninety percent (90%) based on the Reduced Loan Amount and the then-appraised value of the remaining Facilities (as shown by appraisals which are acceptable to the Lender).

    Upon the payment of any Partial Prepayment in accordance with the terms hereof (i) the amount of the principal and interest payments due thereafter under the Note shall be recalculated based upon the Reduced Loan Amount (in accordance with a twenty-five year amortization schedule) and (ii) the Lender shall take all actions reasonably required to fully release (x) the Borrower which sold the transferred Facility from any and all liability under the Loan Documents and (y) the transferred Facility from the liens created by the Loan Documents.

    The Partial Release Fee shall be paid without prejudice to the rights of the Lender to collect any amounts due to the Lender. Once given, the Partial Release Notice may only be revoked upon the payment of a fee (the "Partial Prepayment Revocation Fee") equal to one-half of one percent (.5%) of the proposed Partial Prepayment. The failure to make any partial prepayment of the Loan in accordance with the Partial Release Notice (unless such Partial Release Notice is revoked in accordance with the immediately preceding sentence) shall be an Event of Default hereunder.

    2.  The Loan Agreement is hereby further amended by adding the following new
Section 3.6.04:

    3.6.04  SPECIAL PREPAYMENT AND PARTIAL RELEASE.

    In addition to the provisions set forth in Section 3.6.03, the Borrowers shall be entitled to make a partial prepayment of the Loan on or before December 31, 1996 in connection with a public offering by Harborside Healthcare Corporation, a Delaware corporation (the "Special Prepayment"); provided, that
                                                                --------  ----
(a) the Borrowers furnish the Lender with at least ten (10) business days' prior written notice (the "Special Prepayment Notice") of its intent to partially prepay the Loan in connection with the public offering, (b) subject to the provisions of the last paragraph of this Section 3.6.04, upon the specific date identified in the Special Prepayment Notice (the "Special Prepayment Date"), the Borrowers pay to the Lender (i) the amount of the Special Prepayment, which shall be calculated in accordance with the immediately following paragraph and
(ii) a fee (the "Special Prepayment Fee") calculated as hereinafter provided in this Section 3.6.04, (c) neither a Loan Default nor an event which with notice or the passage of time or both would constitute a Loan Default shall have occurred and is then continuing and (d) the Special Prepayment is less than or equal to TWENTY-FIVE MILLION DOLLARS ($25,000,000). The amount of the then remaining balance of the Loan after taking into account the Special Prepayment shall be referred to as the "Special Reduced Loan Amount".

    The release of one or more of the Facilities in connection with the payment of the Special Prepayment shall be conditioned upon and the amount of the Special Prepayment shall be calculated so that (x) the remaining Facilities provide a Debt Coverage Ratio based on the Special Reduced Loan Amount for the preceding twelve months which is greater than or equal to the Debt Coverage Ratio under the Loan, without considering the proposed Special Prepayment, for the preceding twelve (12) months, and (y) the loan to value ratio is no greater than ninety percent (90%) based on the Special Reduced Loan Amount and the then-appraised value of the remaining Facilities (as shown by MAI appraisals which are acceptable to the Lender).

    Upon the payment of a Special Prepayment in accordance with the terms hereof
(i) the amount of the principal and interest payments due thereafter under the Note shall be recalculated based upon the Special Reduced Loan Amount (in accordance with a twenty-five year amortization schedule) and (ii) the Lender shall take all actions reasonably required to fully release (except for those obligations which extend beyond the term of the Loan as specified in the Loan Documents) (x) the Borrower or Borrowers who own only the Facilities which have been designated by the Borrowers to be released, from any and all liability under the Loan Documents and (y) the Facility or Facilities which have been designated by the Borrowers to be released, from the liens created by the Loan Documents.

    The Special Prepayment Fee shall be equal to (and defined herein as) the difference between (i) the product of the Interest Rate, multiplied by the amount of the Special Prepayment, multiplied by the remaining number of years (or fraction thereof) from the Special Prepayment Date until the Third Anniversary Date (the "Remaining Time") minus (ii) the product of the annual
                                        -----
rate of interest (as of the date of the Special Prepayment) of actively traded marketable United States treasury securities bearing a fixed rate of interest adjusted for a constant maturity equal to the Remaining Time [or the interpolated rate, as agreed by the parties, or absent agreement, as computed by National Westminster Bank Plc, New York Branch ("NatWest Markets"), should there be no securities bearing a maturity equal to the Remaining Time] (the "Special Current Rate"), multiplied by the amount of the Special Prepayment multiplied by
                ---------- --
the Remaining Time.

    The Special Prepayment Fee shall be paid without prejudice to the rights of the Lender to collect any amounts due to the Lender. Notwithstanding the provisions of Section 3.6.03, upon prior written notice to the Lender, (a) the Special Prepayment Date may be extended (subject to the requirement that the Special Prepayment be made on or before December 31, 1996) and (b) the Special Prepayment Notice may be revoked without the payment of any fee to the Lender.

    3.  The Loan Agreement is hereby further amended by adding the following new
Section 3.6.05:

    3.6.05  NEW BUSINESS CREDIT.

    In the event that the Borrowers make a Special Prepayment in accordance with the terms hereof, the Borrowers and their permitted successors and assigns (collectively, the "Borrower Parties") may earn a credit (the "New Business Credit") against other fees charged by the Lender, if and when the Borrower Parties or any of them consummates any new loan or lease arrangements with the Lender or any other Subsidiary of Meditrust ("New Business") prior to the Third Anniversary Date of the Loan. The amount of the New

Business Credit shall equal the product of (x) the difference between (i) the initial or base interest rate on the New Business (whether a loan or lease transaction) and (ii) the interest rate of actively traded marketable United States treasury securities used in connection with the computation of the Special Prepayment Fee at the time of the Special Prepayment; multiplied by (y)
                                                              ---------- --
the principal amount of the New Business; multiplied by (z) the remaining number of years (or fraction thereof) from the date of consummation of the New Business until the Third Anniversary Date of the Loan.

    The New Business Credit shall be applied as follows: (a) first, the "points" otherwise payable on the New Business shall be reduced by the amount of the New Business Credit, up to fifty percent (50%) of the amount of such "points," at the time of the consummation of the New Business; and (b) second, the remainder of the New Business Credit, if any, shall be applied to reduce the New Business loan or lease payments coming due, in equal monthly installments over the first ten (10) years of the initial term of the New Business or such applicable lesser period if the initial term of such New Business is less than ten (10) years.

    The Lender agrees that any New Business consummated prior to October 13, 1997 (which New Business shall include, for these purposes only, new loans or lease transactions for existing facilities requiring no new construction), shall be on terms (without giving any effect to any New Business Credit) calling for the payment of one percentage (1%) of the loan or lease amount to be paid to the Lender or any other applicable Subsidiary of Meditrust at the time of the commitment for the New Business, with an interest rate or base rent calculated at 330 basis points over United States treasury securities at the time of the New Business having comparable maturities to the applicable loan or lease transaction maturities, and on such other terms and conditions, including those relating to loan to value ratios, escalators, prepayment provisions and other provisions, no more stringent than those set forth in the Facility Lease Agreements dated as of December 31, 1995 by and between Meditrust of Florida, Inc., as lessor, and HHCI Limited Partnership, as lessee.

    Notwithstanding anything to the contrary set forth in this Section 3.6.05 or elsewhere in this Agreement, nothing herein shall be deemed to be a commitment by the Lender, Meditrust or any other Subsidiary of Meditrust to enter into any new loan, lease or other transaction with any of the Borrower Parties.

    4. Effective upon the delivery of the NEWCO Guaranty (as hereinafter defined), the Loan Agreement is further amended by adding the following new
Section 4.4:

    4.4  PERMITTED SECURITY INTERESTS.

    Notwithstanding any other provisions hereof regarding the creation of Liens, but subject to the provisions of Section 6.1, the Borrowers may grant a priority security interest in Receivables to an institutional lender which is providing a working capital line of credit to the Borrowers, the Guarantor and/or Harborside Healthcare Corporation, as long as in each instance: (I) the working capital lender enters into an intercreditor agreement with, and satisfactory to, the Lender, pursuant to which, without limiting the foregoing,
(A) the Lender shall be afforded the option of curing defaults and the option of succeeding to the rights of the Borrowers and its Affiliates, (B) the Lender's security interest in Receivables shall be subordinated to the security interest granted to such working capital lender, (C) upon written notice from the Lender to the working capital lender of (X) any Loan Default and (Y) the commencement by the Lender of any action to accelerate or to demand full payment under the Loan Documents, to realize on the Collateral and/or to exercise any other rights and/or remedies under the Loan Documents (the "Trigger Event"), the Lender's first priority security interest in all Receivables (and the proceeds thereof) accruing from and after the Trigger Event and the rights to collect and retain the same shall be reinstated; provided, however, that the working capital lender
                              --------  -------
shall retain a prior security interest in all Receivables (and the proceeds thereof) that accrued prior to the Trigger Event and (D) the working capital lender shall agree that, without the prior written consent of the Lender, which may be withheld in the Lender's sole and absolute discretion, the working capital lender shall not file any Lien against any Collateral (other than the Receivables that accrue prior to the Trigger Event), nor file, cause to be filed or join in the filing of, any petition under the Bankruptcy Code or any similar petition or pleading under any state law, against any Borrower or seek any relief with respect to any Borrower (including, without limitation, the appointment of a receiver, trustee or other similar official for it or its business or assets) under any such law, (II) all of the terms, conditions and provisions of the loan documents evidencing the working capital line of credit are reasonably acceptable to the Lender, (III) promptly after the execution thereof, the Borrowers shall provide true and complete copies, as executed, of all such working capital loan documents and all amendments thereto and (IV) the obligations evidenced by the working capital loan documents shall not be cross-defaulted or cross-collateralized with any other obligation other than the Related Party Obligations and the "Related Party Obligations" as defined under the Swanton Lease. Security interests granted by the Borrowers in full compliance with the provisions of this Section are referred to as "Permitted Prior Security Interests".

    5. The Loan Agreement is hereby further amended by adding the following clause (vi) to Section 6.1.03:

     (vi)  the working capital line of credit referred to in Section 4.4.

    6. Effective upon the date of the NEWCO Guaranty, the Loan Agreement is amended by adding the following Section 6.1.03:

     6.1.03.  CURRENT RATIO-HARBORSIDE

     Harborside shall maintain, at all times, a ratio of Consolidated Current Assets to Consolidated Current Liabilities equal to or greater than 1.0 to 1, which shall be calculated on a monthly basis.

    7. Effective upon the delivery of the NEWCO Guaranty, the Loan Agreement is further amended by deleting Section 6.3.01 in its entirety and substituting therefor the following:

     6.3.01. Within ninety (90) days after the end of each of their fiscal years:

     a.    a copy of the Consolidated Financials for each of (I) the Borrowers,
           (II) Harborside and (III) any Lessee, for the preceding fiscal year, certified and audited by, and with the unqualified opinion of, independent certified public accountants acceptable to the Lender and certified as true and correct by the Borrowers, Harborside and such Lessee, as the case may be (and, without limiting anything else contained herein, the Consolidated Financials for the Borrowers and each Lessee shall contain a detailed supplementary consolidating balance sheet for the Mortgaged Property as of the last day of such fiscal year and a supplementary consolidating statement of earnings from the Mortgaged Property for such fiscal year showing, among other things, all rents and other income therefrom and all expenses paid or incurred in connection with the operation of the Mortgaged Property);

     b. statements certified as true and correct by each of the Borrowers, each Lessee, Harborside and the Guarantor stating that, to the best of the signer's knowledge and belief after making due inquiry, each of the Borrowers, such Lessee, Harborside and the Guarantor, as the case may be, is not in default in the performance or observance of any of the terms of any Lease, or any of the Loan Documents or, if any of the Borrowers, any Lessee, Harborside or the Guarantor, as the case may be, shall be so in default to its knowledge, specifying all such defaults, the nature thereof and the steps being taken to immediately remedy the same;

     c. a copy of all letters from the independent certified accountants engaged to perform the annual audit referred to above, directed to the management of the Borrowers, Harborside or the Guarantor, as the case may be, regarding the existence of any reportable conditions or material weaknesses;

    8. Effective upon the delivery of the NEWCO Guaranty, the Loan Agreement is further amended by deleting Section 6.3.05 in its entirety and substituting therefor the following:

     6.3.05 Within forty-five (45) days after the end of each of their respective fiscal quarters, unaudited Consolidated Financials for Harborside certified as true and correct by Harborside;

    9. Effective upon the delivery of the NEWCO Guaranty, the Loan Agreement is further amended by deleting Section 6.3.12 in its entirety and substituting therefor the following:

     6.3.12 With reasonable promptness, such other information as the Lender may reasonably request from time to time respecting (i) the financial condition and affairs of the Borrowers, each Lessee, Harborside and the Guarantor and (ii) the licensing and the operation of the Facilities; including, without limitation, audited financial statements, certificates and consents from accountants and any other financial and licensing or operational information as may be required or requested by any Governmental Authority;

    10. Effective upon the delivery of the NEWCO Guaranty, the Loan Agreement is further amended by deleting Section 6.3.13 in its entirety and substituting therefor the following:

     6.3.13 As soon as possible and in any event within five (5) days after any Borrower, Harborside or the Guarantor acquires knowledge of the occurrence of any Event of Default under any of the Loan Documents or any event or state of facts which, with the giving of notice or lapse of time or both, could constitute such an Event of Default, a written statement of the Borrowers setting forth details of such Event of Default or event and the action which the Borrowers propose to take with respect thereto;

    11. The Loan Agreement is hereby further amended by adding the following sentence to the end of Section 6.18:

     Following a transaction permitted under (a), (b) or (c) that results in transfers to an entity referred to in clause (i), issuances and transfers of capital stock of the entity referred to in clause (i) shall also be expressly permitted under this Section 6.18.

    12. The Loan Agreement is hereby further amended by adding the following definitions to Exhibit B immediately after the term "Belmont Facility":
               ---------

    BANKRUPTCY CODE:  Subsection 365(h) of the United States Bankruptcy Code, 11
    ---------------
U.S.C. (S)365(h), as the same may hereafter be amended and including any successor provision thereto.

    BORROWER PARTIES:  As defined in Section 3.6.
    ----------------

    13. The Loan Agreement is hereby further amended by deleting, in its entirety, the definition of Borrowers in Exhibit B and restating it to hereafter
                                         ---------
read as follows:

    BORROWERS:  As defined in the preamble of this Agreement; provided, however,
    ---------                                                 --------  -------
that such term shall not include (I) any Borrower that sells a Facility in accordance with the Partial Release provisions of Section 3.6.03 and is thereafter released from all obligations under the Loan Documents and (II) any Borrower that is released from all obligations under the Loan Documents in accordance with the provisions of Section 3.6.04.

    14. Effective upon the delivery of the NEWCO Guaranty, the Loan Agreement is amended by deleting the definition of Borrowing Group in Exhibit B and
                                                            ---------
restating it to thereafter read as follows:

    BORROWING GROUP:  Singly and collectively, the Borrowers, the Guarantor,
    ---------------
Harborside, the General Partner, any Lessee and any Manager.

    15. The Loan Agreement is hereby further amended by adding the following definition to Exhibit B immediately after the term "Current Liabilities":
              ---------

    CURRENT RATE:  As defined in Section 3.6.
    ------------

    16. Effective upon the delivery of the NEWCO Guaranty, the Loan Agreement is amended by adding the following definition to Exhibit B immediately after the
                                                 ---------
term "Guaranty Limitation":

    HARBORSIDE:  Harborside Healthcare Corporation, a Delaware corporation.
    ----------

    17. The Loan Agreement is hereby further amended by adding the following definition to Exhibit B immediately after the term "Lessee":
              ---------

      LIEN:  With respect to any real or personal property, any mortgage,
      ----
easement, restriction, lien, pledge, collateral assignment, hypothecation, charge, security interest, title retention agreement, levy, execution, seizure, attachment, garnishment or other encumbrance of any kind in respect of such property, whether or not choate, vested or perfected.

    18. The Loan Agreement is hereby further amended by adding the following definition to Exhibit B immediately after the term "Mortgaged Property":
              ---------

    NATWEST MARKETS:  As defined in Section 3.6.
    ---------------

    19. The Loan Agreement is hereby further amended by adding the following definitions to Exhibit B immediately after the term "Net Income (or Net Loss)":
               ---------

    NEW BUSINESS:  As defined in Section 3.6.
    ------------

    NEW BUSINESS CREDIT:  As defined in Section 3.6.
    -------------------

    20. The Loan Agreement is hereby further amended by adding the following definition to Exhibit B immediately after the term "Non-Monetary Default":
              ---------

    NON-MONETARY DEFAULT PREPAYMENT FEE:  As defined in Section 3.6.
    -----------------------------------

    21. The Loan Agreement is hereby further amended by adding the following definition to Exhibit B immediately after the term "Partial Prepayment
              ---------
Revocation Fee":

    PARTIAL RELEASE FEE:  As defined in Section 3.6.
    -------------------

    22. Effective as of the date of the delivery of the NEWCO Guaranty, the Loan Agreement is further amended by adding the following definition to Exhibit
                                                                        -------
B immediately after the term "Permitted Encumbrances":
- -

    PERMITTED PRIOR SECURITY INTERESTS:  As defined in Section 4.4.
    ----------------------------------

    23. Effective as of the date of the delivery of the NEWCO Guaranty, the Loan Agreement is further amended by adding the following definition to Exhibit
                                                                        -------
B immediately after the term "Real Property":
- -

    RECEIVABLES:  Collectively, all (i) Instruments, Accounts, Proceeds, General
    -----------
Intangibles and Intangibles and (ii) rights to payment for goods sold or leased or services rendered by any Borrower or any other party, whether now in existence or arising from time to time hereafter and whether or not yet earned by performance, including, without limitation, obligations evidenced by an account, note, contract, security agreement, chattel paper or other evidence of indebtedness.

    24. The Loan Agreement is hereby further amended by adding the following definition to EXHIBIT B immediately after the term "Releasing Parties":
              ---------

    REMAINING TIME:  As defined in Section 3.6.04.
    --------------

    25. The Loan Agreement is hereby further amended by adding the following definitions to Exhibit B immediately after the term"Retainage":
               ---------

    SPECIAL CURRENT RATE:  As defined in Section 3.6.
    --------------------

    SPECIAL PREPAYMENT:  As defined in Section 3.6.
    ------------------

    SPECIAL PREPAYMENT DATE:  As defined in Section 3.6.
    ------------------------

    SPECIAL PREPAYMENT FEE:  As defined in Section 3.6.
    ----------------------

    SPECIAL PREPAYMENT NOTICE:  As defined in Section 3.6.
    -------------------------

    SPECIAL REDUCED LOAN AMOUNT:  As defined in Section 3.6.
    ---------------------------

    26. The Loan Agreement is hereby further amended by adding the following definition to Exhibit B immediately after the term "Sunset Point Facility":
              ---------

    SWANTON LEASE:  That certain Facility Lease Agreement, dated as of March 31,
    -------------
1995, as amended, by and between Meditrust of Ohio, Inc., as lessor, and Harborside Toledo Limited Partnership, as lessee, relating to the premises located in Swanton, Ohio, as the same may be hereafter further amended, modified, revised, renewed and/or replaced.

    27. The Loan Agreement is hereby further amended by adding the following definition to Exhibit B immediately after the term "Third Party Payors":
              ---------

    TRIGGER EVENT:  As defined in Section 4.4
    -------------

    28. Contemporaneously with the Harborside IPO, (i) the Borrowers shall cause Harborside Healthcare Corporation, a Delaware corporation ("Harborside") to execute and deliver to the Lender a guaranty of the Loan Obligations (the "NEWCO Guaranty") in form and substance substantially similar to the Guaranty and (ii) the Affiliated Party Subordination Agreement and the Environmental Indemnity Agreement shall be amended to add Harborside as a party thereto.

    29. This Amendment shall be deemed to amend the Loan Agreement solely as expressly set forth herein and the Loan Agreement as amended hereby remains in full force and effect and is hereby ratified and confirmed.

    This Amendment shall not be deemed to amend any of the other Loan Documents, each of which are hereby ratified, confirmed and reaffirmed and each of which remain in full force and effect notwithstanding and unaffected by this Amendment and the NEWCO Guaranty to be executed and delivered to the Lender in accordance with the terms hereof.

    30. By the execution hereof, the Guarantor hereby ratifies, confirms and reaffirms the Guaranty, which remains in full force and effect notwithstanding and unaffected by this First Amendment to Loan Agreement and the NEWCO Guaranty to be executed and delivered to the Lender in accordance with the terms hereof.

    31. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

    32. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

    33. This Amendment may be executed in one or more counterparts, each of which taken together shall constitute an original and all of which shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties have caused this First Amendment to Loan Agreement to be executed as a sealed instrument on the date first above-mentioned.


WITNESSES:                              BORROWERS:
- ---------                               ---------

                                        BAYTREE NURSING CENTER CORP., a
                                        Massachusetts corporation



- -------------------------               By:___________________________
Name:                                      Name:
                                           Title:

_________________________
Name:



WITNESSES:                              BELMONT NURSING CENTER CORP., a
- ---------                               Massachusetts corporation


- -------------------------               By:___________________________
Name:                                      Name:
                                           Title:

_________________________
Name:




WITNESSES:                              COUNTRYSIDE CARE CENTER CORP., a
- ---------                               Massachusetts corporation


- -------------------------               By:___________________________
Name:                                      Name:
                                           Title:

_________________________
Name:

WITNESSES:                              OAKHURST MANOR NURSING CENTER
- ---------                               CORP., a Massachusetts corporation


- -------------------------               By:___________________________
Name:                                      Name:
                                           Title:

_________________________
Name:



WITNESSES:                              ORCHARD RIDGE NURSING CENTER
- ---------                               CORP., a Massachusetts corporation


- -------------------------               By:___________________________
Name:                                      Name:
                                           Title:

_________________________
Name:





WITNESSES:                              SUNSET POINT NURSING CENTER CORP.,
- ---------                               a Massachusetts corporation


- -------------------------               By:___________________________
Name:                                      Name:
                                           Title:

_________________________
Name:


WITNESSES:                              WEST BAY NURSING CENTER CORP.,
- ---------                               a Massachusetts corporation


- -------------------------               By:___________________________
Name:                                      Name:
                                           Title:

_________________________
Name:

WITNESSES:                              GUARANTOR:
- ---------                               ---------

                                        HARBORSIDE HEALTHCARE LIMITED
                                        PARTNERSHIP, a Massachusetts limited
                                        partnership


                                        By:  KHI CORPORATION, a Delaware
                                        corporation, its sole General Partner


- -------------------------               By:___________________________
Name:                                      Name:
                                           Title:

_________________________
Name:



WITNESSES:                              LENDER:
- ---------                               ------

                                        MEDITRUST MORTGAGE INVESTMENTS,
                                        INC., a Delaware corporation


- -------------------------               By:___________________________
Name:                                      Name:
                                           Title:

_________________________
Name: